Exhibit 10.43

SEVENTH AMENDMENT TO THIRD AMENDED AND
RESTATED SENIOR LOAN AND SECURITY AGREEMENT

           This Seventh Amendment to Third Amended and Restated Senior Loan and Security Agreement ("Seventh Amendment") entered into as of May __, 2003, by and among Interpool, Inc. ("Interpool"), Interpool Limited ("Limited"), Interpool Finance Corp. ("Finance") and Trac Lease, Inc. ("TracLease"), each with an address at 211 College Road East, Princeton, New Jersey 08540 (each a "Borrower" and collectively "Borrowers"), Wachovia Bank, National Association, successor to CoreStates Bank, N.A., and f/k/a First Union National Bank, as agent ("Wachovia" or "Agent") and as lender, PNC Bank, National Association, a national banking corporation, in its capacity as syndication agent and as lender ("PNC" or "Syndication Agent'), and Fleet National Bank (successor by merger to Bank Boston, N.A.), a national banking corporation, in its capacity as documentation agent and as lender ("Fleet" or "Documentation Agent"), along with each of the other lenders listed on the signature pages hereof, in their capacity as lenders (each individually, including Wachovia, PNC and Fleet in their capacity as lenders, is a "Lender" and collectively, they are referred to as "Lenders").

BACKGROUND

           A.     On or about December 19, 1997, Borrowers, Agent, PNC, certain Lenders and certain other banking institutions entered into the Third Amended and Restated Senior Loan and Security Agreement (as has been and may be further amended, supplemented or replaced from time to time, the "Loan Agreement") pursuant to which such banking institutions agreed to make certain advances to Borrowers under amended and restated terms and conditions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

           B.     On November 12, 1998, Lenders and Borrowers entered into the First Amendment to Third Amended and Restated Senior Loan and Security Agreement whereby, inter alia, certain banking institutions exited the Credit Facility, other banking institutions became Lenders, the Maximum Credit Limit was increased to $215,000,000 and the Current Term of the Credit Facility was extended to May 31, 2000.

           C.     On May 26, 2000, the parties hereby entered into the Second Amendment to the Third Amended and Restated Senior Loan and Security Agreement whereby the Current Term of the Credit Facility was further extended from May 31, 2000 to July 31, 2000 and certain other performance pricing changes were made.

           D.     On July 20, 2000, the parties hereby entered into the Third Amendment to the Third Amended and Restated Senior Loan and Security Agreement whereby the Current Term of the Credit Facility was further extended to July 31, 2005, PNC was made the Syndication Agent, Fleet was made the Documentation Agent and certain other amendments to the Loan Agreement were made.

           E.     On October 6, 2000, the parties entered into the Fourth Amendment to the Third Amended and Restated Senior Loan and Security Agreement whereby the parties entered into certain Interest Hedging Instruments and made certain other amendments to the Loan Agreement.

           F.     On or about August 23, 2002, the parties entered into the Fifth Amendment to the Third Amended and Restated Senior Loan and Security Agreement whereby the Lenders made a one time amendment to address the Borrowers' delayed filing with the Securities and Exchange Commission due to the consolidation of Container Applications International, Inc. with Interpool's Financial Statements.

           G.     On or about March 31, 2003, the parties entered into the Sixth Amendment to the Third Amended and Restated Senior Loan and Security Agreement whereby the Lenders made a one time amendment to address the Borrowers' delayed filing of its annual report on Form 10-K for the year ended December 31, 2002 with the Securities and Exchange Commission due to its restatement of certain Financial Statements (the "Restatement") and made certain other amendments to the Loan Agreement.

           H.     Borrowers have informed Agent and Lenders that due to the Restatement, Borrowers will, be unable to timely deliver to Agent and each Lender Interpool and the Consolidated Subsidiaries' internally prepared Financial Statements for the fiscal quarter ended March 31, 2003. Borrowers have requested that Lenders make a one time amendment to extend the period of time for delivery of such quarterly Financial Statements to July 31, 2003. In addition, Borrowers have failed to deliver certain reports to Agent for the fiscal quarter ended December 31, 2002 and anticipate that they will also fail to timely deliver their accounts receivable aging report for the fiscal quarter ended March 31, 2003. Borrowers have requested that Agent and Lenders make a one time amendment resulting from Borrowers failure to timely deliver such reports to Agent.

          NOW, THEREFORE, with the foregoing background incorporated by reference, the parties hereto, intending to be legally bound hereby, agree as follows:

           1.     Amendments to Loan Agreement.

                a.     Section 2.1 (e) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(e) Each Borrower shall deliver, within thirty (30) days after each fiscal quarter end, and with each borrowing request in accordance with Section 2.3(a), unless Agent or the SuperMajority Lenders request more frequent delivery, Borrowing Base Certificates in the form of Exhibit 2.1 (e) attached hereto and made part hereof, executed by an Authorized Officer of each respective Borrower, evidencing the availability under the respective Borrowing Bases. The delivery of such Borrowing Base Certificates shall, upon request of Agent or SuperMajority Lenders, also include supporting schedules for use in determining the Borrowing Bases. Notwithstanding anything to the contrary herein, each Borrower shall be permitted to deliver to Agent a Borrowing Base Certificate, executed by an Authorized Officer of each respective Borrower for the fiscal quarters ended December 31, 2002 and March 31, 2003 on or before May 31, 2003.

                b.     Section 6.11(a)(ii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(ii) within sixty (60) days of the end of each fiscal quarter, deliver to Agent, for Interpool and its Consolidated Subsidiaries accounts receivable aging report, fleet utilization report and Lessee concentration report, certified by an Authorized Officer of Interpool as true and correct, all in form and substance reasonably satisfactory to Agent. Notwithstanding anything to the contrary contained herein, Interpool and Consolidated Subsidiaries shall be permitted to deliver their fleet utilization reports and Lessee concentration reports for the fiscal quarters ended December 31, 2002 on or before May 31, 2003 and accounts receivable aging reports for the fiscal quarters ended December 31, 2002 and March 31, 2003 on or before July 31, 2003.

                c.     Section 6.11(a)(iii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(iii) within sixty (60) days after the end of each of the first three fiscal quarters, deliver to Agent and each Lender, Interpool and its Consolidated Subsidiaries' internally prepared quarterly Financial Statements, including internally prepared balance sheet, income statement and statement of cash flows. Notwithstanding anything to the contrary contained herein, Agent and each Lender shall accept delivery of a draft of Interpool and Consolidated Subsidiaries' unaudited quarterly financial statements for the first quarter of 2003 no later than May 31, 2003, provided that Interpool and the Consolidated Subsidiaries agree to deliver to the Agent and each Lender the unaudited quarterly Financial Statements to be included in Interpool's Form 10-Q for the first quarter of 2003 on or before July 31, 2003; provided, further, Agent and Lenders reserve the right to determine whether an Event of Default or Unmatured Event of Default has occurred and is continuing pursuant to § § 8.1(c) or 8.1 (f) or any other provision of the Loan Agreement based upon review of the substance of the unaudited quarterly Financial Statements to be included in Interpool's Form 10-Q for the fast quarter of 2003 or any of the restated Financial Statements contained in the Form 10-K for the period ended December 31, 2002

           2.     Delivery of Financial Statements Not Deemed an Event of Default. The delivery by Interpool and Consolidated Subsidiaries' to Agent and Lenders of the unaudited fiscal quarter Financial Statements for the first quarter of 2003 on or before July 31, 2003 shall not be deemed to constitute an Event of Default or Unmatured Event of Default, unless:

                a.     after delivery of the unaudited quarterly Financial Statements to be included in Interpool's Form 10-Q for the first quarter of 2003, Interpool fails to certify, or inaccurately certifies, that, without qualification, there is no material adverse change in the unaudited quarterly Financial Statements to be included in Interpool's Form 10-Q for the first quarter of 2003 from the draft of Interpool's unaudited quarterly Financial Statements for the first quarter of 2003 required to be delivered on or before May 31, 2003, other than as a direct result of the Restatement; or

                b.     after review of Interpool's unaudited quarterly Financial Statements to be included in Interpool's Form 10-Q for the first quarter of 2003 and/or Interpool's Form 10-K for the year-ended December 31, 2002, Agent and Lenders determine that an Event of Default or Unmatured Event of Default has occurred and is continuing under the Loan Documents.

           3.     Delivery of Reports Not Deemed an Event of Default. The delivery of (i) each Borrower's Borrowing Base Certificate for the fiscal quarters ended December 31, 2002 and March 31, 2003 after the originally scheduled due dates, but on or before May 31, 2003, (ii) Interpool and its Consolidated Subsidiaries' fleet utilization report and Lessee concentration report for the fiscal quarter ended December 31, 2002 after the originally scheduled due date, but on or before May 31, 2003 and (iii) Interpool and its Consolidated Subsidiaries' accounts receivable reports for the fiscal quarters ended December 31, 2002 and March 31, 2003 after the originally scheduled due date, but on or before July 31, 2003, shall not be deemed to constitute an Event of Default or Unmatured Event of Default, unless, after review of such reports Agent determines that an Event of Default or Unmatured Event of Default has occurred and is continuing under the Loan Documents.

           4.     Representations and Warranties. Borrowers represents and warrants to Lenders:

                a.     By execution of this Seventh Amendment, Borrowers reconfirm all warranties and representations made to Lenders under the Loan Agreement and Loan Documents and restates such warranties and representations as of the date hereof all of which shall be deemed continuing until all of the Obligations from Lenders are paid and satisfied in full.

                b.     The execution and delivery by Borrowers of this Seventh Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action, and (iii) except for the Restatement and the delayed filing, are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.

                c.     document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms.

                d.     After giving effect to this Seventh Amendment and the execution of similar waivers and amendments by the Borrowers' other lenders or debt-holders, no Default or Event of Default is outstanding.

           5.     No Waiver. Except as otherwise provided herein, this Seventh Amendment does not and shall not be deemed to constitute a waiver by Agent or Lenders of any Event of Default under the Loan Documents, including without limitation, the Notes, or the Loan Agreement, of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate Agent This Seventh Amendment and any assignment or other instrument, or Lenders to agree to any further modifications of the terms of any of the Loan Documents or constitute a waiver of any other rights or remedies of Agent or Lenders.

           6.     Collateral. Borrowers covenant, confirm and agree that as security for the repayment of the Obligations, and any extensions, renewals, replacements, restructurings, or modifications thereof, Lenders have, and shall continue to have, a continuing first perfected lien on and security interest in all of the Collateral. Borrowers acknowledge and agree that nothing herein contained in any way impairs Lenders' rights or priority in such security.

           7.     Effectiveness Conditions. This Seventh Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Lenders, Agent and Agent's counsel):

                a.     Execution and delivery by Borrowers to Lenders of this Seventh Amendment; and

                b.     Payment by Borrowers of all fees, costs and expenses incurred by Lenders in connection with this Seventh Amendment.

           8.     Ratification of Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect.

           9.     Governing Law. This Seventh Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

           10.     Integration. Except as expressly provided herein, all terms and conditions of the Loan Documents remain in full force and effect, unless such terms or conditions are no longer applicable by their terms. To the extent the provisions of this Seventh Amendment are expressly inconsistent with the provisions of the Loan Documents, the provisions of this Seventh Amendment shall control.

           11.     Counterparts and Facsimile. This Seventh Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signatures by facsimile shall bind the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed and delivered as of the day and year fast above written.

BORROWERS:

INTERPOOL, INC.

By:____________________________________________

INTERPOOL LIMITED

By:____________________________________________

TRAC LEASE, INC.

By:____________________________________________

INTERPOOL FINANCE CORP.

By:____________________________________________

LENDERS:

WACHOVIA BANK, National Association, as Agent and Lender

By:____________________________________________

PNC BANK, NATIONAL ASSOCIATION, as Syndication Agent and Lender

By:____________________________________________

FLEET NATIONAL BANK, as Documentation Agent and Lender

By:____________________________________________

JPMORGAN CHASE BANK, as Lender

By:____________________________________________

CREDIT LYONNAIS AMERICAS, as Lender

By:____________________________________________

UNION BANK OF CALIFORNIA, N.A., as Lender

By:____________________________________________

LASALLE BANK NATIONAL ASSOCIATION, as Lender

By:____________________________________________

NATIONAL CITY BANK, as Lender

By:____________________________________________